UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 28, 2004

ENERGENX, INC.

(Exact name of registrant as specified in its charter)

NEVADA

000-50739

20-1044677

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

6200 EAST COMMERCE LOOP, POST FALLS, IDAHO

83854

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code

(208) 665-5553

(Former name or former address, if changed since last report.)

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 28, 2004, Energenx, Inc., ("Energenx") a Nevada corporation and Edward IIard II, Inc., ("Edward II") a Nevada corporation entered into to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") whereby Energenx has acquired all the outstanding shares of common stock of Edward II from its sole stockholder in an exchange for $4,300 cash in a transaction where Energenx is the successor corporation.  The acquisition/merger transaction was approved by the unanimous consent of the Board of Directors of Energenx on December 28, 2004.

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, Energenx is the successor issuer to Edward II for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  The purpose of this transaction was for Energenx to succeed to the registration status of Edward II under the Exchange Act pursuant to Rule 12g-3.  Edward II, a reporting company was not engaged in any business.  It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate.  Energenx directors and officers became the directors and officers of the Surviving Corporation.  The sole director and officer of Edward II resigned.  Pursuant to the Acquisition Agreement and Plan of Merger the Articles of Incorporation and By-laws of Energenx become the Articles of Incorporation and By-Laws of the Surviving Corporation.

A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to the Current Report on Form 8K, filed December 30, 2004, and are incorporated in its entirety therein.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The consideration exchanged pursuant to the Merger Agreement was negotiated between Energenx and Edward II.  In evaluating the acquisition/merger transaction, Edward II, a non-operating company, valued its stock at par value $0.001.  In evaluating Edward II, Energenx placed a primary emphasis on Edward II’s status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, and Edward II's facilitation of Energenx's becoming a reporting company under the Securities Exchange Act.

ENERGENX BUSINESS

Energenx is a technology based company engaged in the discovery, research and development of novel electromagnetic motor/generator and battery charger systems.  Energenx, formerly Bedini Technology, Inc., was incorporated in Nevada on September 29, 1999.

Energenx’s proprietary technology is based on a hybrid electromagnetic motor/generator and on a two phase solid state battery charger that uses an innovative method for pulse charging batteries, both invented by John C. Bedini, a co-founder of Energenx, who is currently the Vice President for Research and Development of Energenx and a member of the board of directors.

The hybrid electromagnetic motor/generator is a low friction motor that utilizes a flywheel design configured with opposing magnets to charge dead batteries in a highly efficient manner, needing only a small trigger pulse of electricity from a primary battery or from the electrical power grid.  We have built and tested several hybrid motor/generator prototypes based on the hybrid electromagnetic motor/generator.  We intend to develop and test energy generation system prototypes that can be utilized to efficiently charge batteries for many home and industrial applications.

Our patented battery charger system is based on a solid state battery charger that uses a two phase method to charge batteries with pulsating current rather than with a constant charge current as is used with conventional battery chargers.  This technology can be used to increase and preserve for a longer period of time the energy stored in the charged battery as compared to constant current battery chargers.  We have utilized this solid state pulse battery charger technology in our lead product candidate, the Potential Battery Charger.

Energenx acquired the exclusive worldwide patent rights to the platform technology underlying the hybrid electromagnetic motor/generator from John Bedini pursuant to an Exclusive License Agreement and Right to Purchase Patents dated October 8, 1999.  Energenx also acquired worldwide patent rights to proprietary battery charging technology from John Bedini pursuant to a second Exclusive License Agreement and Right to Purchase Patents dated May 1, 2001.

Energenx Business Plan

Energenx's business plan is to segregate the market pertaining to various products and technical applications, then either enter into profitable sub-licensing agreements with major companies or subcontract manufacture key products and market them through a franchise marketing system or through foreign and domestic dealer networks.  We will derive our revenues from sub-licensing, licensing fees, royalties from product sales, profits received by the direct sale of finished products and research and development contracts.  Our management is currently evaluating different types of product distribution pipelines for the sales and marketing of the battery charger and energy generation systems.

ITEM 5.01

CHANGES IN CONTROL OF REGISTRANT

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, Energenx is the successor issuer to Edward II for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  The purpose of this transaction was for Energenx to succeed to the registration status of Edward II under the Exchange Act pursuant to Rule 12g-3.  Edward II, a reporting company was not engaged in any business.  It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate.  Energenx directors and officers became the directors and officers of the Surviving Corporation.  The sole director and officer of Edward II resigned.  Pursuant to the Acquisition Agreement and Plan of Merger the Articles of Incorporation and By-laws of Energenx become the Articles of Incorporation and By-Laws of the Surviving Corporation.

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 28, 2004, Edward II accepted the resignation of Edward II Zimmerman, Jr. as Officer and Director and Gary A. Bedini, John C. Bedini, Thomas E. Bearden, Marvin Redenius, and Rick Street became the Directors of the Registrant.

Pursuant to the merger, the Officers and Directors of ENERGENX, the successor corporation, will remain the same.  (See Exhibit 2.1 "Merger Agreement".)

Directors and Executive Officers of the Registrant

Directors, Executive Officers, Promoters and Control Persons

The current executive officers, directors and significant employees of Energenx are as follows:

Name

Age

Position

Gary A. Bedini

52

President & Chief Executive

Officer, Director

Rick M. Street

47

Chief Financial Officer, Secretary,

Treasurer, Director

John C. Bedini

55

Vice President of Research and,

Development, Director

Thomas E. Bearden, Ph.D.

76

Director

Marvin Redenius

40

Director

Hans Werner Huss

62

Director

Each director is elected to hold office for a one year term or until the next annual meeting of stockholders and until his successor is elected and qualified.  The officers of Energenx serve at the pleasure of Energenx’s Board of Directors.

The following sets forth certain biographical information with respect to the directors and executive officers of Energenx.

Gary A. Bedini.  Gary Bedini and his brother John Bedini were co-founders of Energenx, previously named Bedini Technology, Inc.  Gary Bedini has served as a director and President & CEO of Energenx since September 1999.  At the 2004 Annual Meeting of Stockholders held on June 18, 2004 Gary Bedini was reelected as a director of Energenx to serve until the 2005 Annual Meeting of Stockholders.  At a Board Meeting on June 18, 2004, Gary Bedini was reelected as President and Chief Executive Officer of Energenx to serve until the Board of Directors meeting to be held as soon as possible after the 2005 Annual Meeting of Stockholders.  Mr. Gary Bedini has over 25 years experience in consumer electronics industry.  Gary Bedini was a co-founder of Bedini Electronics, Inc. with his brother John Bedini.  Mr. Bedini possesses a broad knowledge of procurement, manufacturing, distribution, advertising and sales.  Mr. Bedini was instrumental in securing numerous state of the art trade reviews and the 1996 Golden Note Award, given to the most innovative audio products.  As a member of H.E.A.A. (Hi End Audio Association) he has participated in numerous efforts to promote and enhance the industries availability into export markets.

Rick M. Street.  Rick Street has served as a director of Energenx since November 2001.  Mr. Street has served as Chief Financial Officer, Treasurer and Secretary of Energenx since June 2002.  At the 2004 Annual Meeting of Stockholders held on June 18, 2004 Rick Street was elected as a director of Energenx to serve until the 2005 Annual Meeting of Stockholders.  At a Board Meeting on June 18, 2004, Rick Street was re-elected as Chief Financial Officer, Treasurer and Secretary of Energenx to serve until the Board of Directors meeting to be held as soon as possible after the 2005 Annual Meeting of Stockholders.  Rick Street, CPA, CIA has 21 years of management experience in accounting, auditing, development of management information systems, maintaining fully integrated computerized accounting programs designed for small businesses and experienced in all aspects of small business management.  From 2002 until present he has been teaching accounting at North Idaho College, Gonzaga University and Spokane Community College.  He currently holds a fulltime tenure track position at Spokane Community College and is a principal of an accounting practice in Spokane Washington.  From 1996 to 2001 he was the Director of Internal Auditing for the Coeur d’Alene Casino & Resort in Worley, Idaho.  From 1991 to 1996, Mr. Street was the controller of the Athletic Round Table, Inc., a non-profit charitable organization.  Mr. Street received a Bachelor of Arts in Business Administration (accounting) in 1991 from Eastern Washington University and a Masters in Accountancy from Gonzaga University in 2003.  He is a Member of the Washington State Society of Certified Public Accountants and a Member of the Institute of Internal Auditors and Chapter Secretary of the Spokane IIA Chapter.

John C. Bedini.  John Bedini and his brother Gary Bedini were co-founders of Energenx, previously named Bedini Technology, Inc.  John Bedini has been a director, Vice President of Energenx since September 1999.  At the 2004 Annual Meeting of Stockholders held on June 18, 2004 John Bedini was re-elected as a director of Energenx to serve until the 2003 Annual Meeting of Stockholders.  At a Board Meeting on June 18, 2004, John Bedini was reelected as Vice President for Research and Development of Energenx to serve until the Board of Directors meeting to be held as soon as possible after the 2005 Annual Meeting of Stockholders.  Mr. John Bedini is a scientist and well-known inventor.  His work has produced many innovative audio products that have been marketed over a 25-year period to the audio electronics industry.  Mr. Bedini has also developed a variety of products and technically innovative products for several different industries.  His inventions include the BEDINI line of audio amplifiers, Bedini Audio Spacial Environment (B.A.S.E.), the Bedini Clarifier products, the Binaural Audio and several instruments for the medical industry.  He has been awarded many patents related to his various inventions.  Mr. Bedini has received broad industry recognition including designation as Distinguished Scientist of the year by the Association of Distinguished American Scientists.  He is a graduate of Bell and Howell Institute of Technology.

Thomas E. Bearden, Ph.D.  Thomas Bearden has served as a director of Energenx since June 2001.  At the 2004 Annual Meeting of Stockholders held on June 18, 2004 Mr. Bearden was reelected as a director of Energenx to serve until the 2005 Annual Meeting of Stockholders.  Thomas Bearden is a member of the Scientific Advisory Board of Energenx.  Tom Bearden is a research scientist, inventor, consultant, and holds Ph.D. (Trinity University) in Science, M.S. (Georgia Tech) in Nuclear Engineering, and B.S. (Northeast Louisiana State) in mathematics.  has participated in founding the first legitimate theory of COP>1.0 EM systems published in leading scientific journals.  Dr. Bearden is Director of the Association of Distinguished American Scientists (ADAS), a Fellow Emeritus of the Alpha Foundation's Institute for Advanced Study (AIAS), CEO of CTEC, Inc., a private research and development company based in Huntsville, Alabama and serves as a member on the board of directors of two private companies.  He has authored or co-authored more than 200 professional papers in the literature and has published several technical books.  In his work with the AIAS, he has participated in authoring and co-authoring more than 100 scientific papers primarily in the area of advanced electrodynamics.  Approximately one third of the papers have been published in leading scientific and research journals.  Of the published articles one half of them are related to extracting usable electromagnetic energy.

Marvin Redenius.  Marvin Redenius has served as a director of Energenx since his appointment to the board in March 2004. to serve until the 2004 Annual Meeting of Stockholders.  At the 2004 Annual Meeting of Stockholders held on June 18, 2004 Mr. Redenius was reelected as a director of Energenx to serve until the 2005 Annual Meeting of Stockholders.  Since 1990, Mr. Redenius has been the owner of Farm Advantage, Inc., an agriculture supply company operating in the mid-western U.S.  Farm Advantage supplies innovative agricultural products and services.  The company warehouses and distributes products from North Central, Iowa and has annual sales in excess of 40 million dollars.  Mr. Redenius also owns and operates Northern National Trucking, Inc., which consists of a fleet of 30 tractor trailers.  Mr. Redenius and his family also own and operate Cristina Corp, a farm corporation.  Mr. Redenius also owns GTG Corporation, which invests in early stage technology based companies.

Hans Werner Huss.  Hans Werner Huss has served as a director of Energenx since January 2002.  At the 2004 Annual Meeting of Stockholders held on June 18, 2004 Mr. Huss was reelected as a director of Energenx to serve until the 2005 Annual Meeting of Stockholders.  Mr. Huss graduated Diplom Ingenieur Electrical Engineering, with emphasis on Electronics, from the Technical University in Munich/Germany.  He currently serves as President and Chairman of a new technology company Integrated Micrometallurgical Systems, Inc. based in Spokane, Washington.  He is also involved in Consulting for several other start-up companies with promising new technologies, advising them in business and marketing matters.  Previously, he has served in many functions in different companies in the U.S. and in Europe, most notably in executive positions of several high tech companies in different industries, such as: President, Euromissile G.I.E. in Paris, France (a management and sales company for missile systems in the EADS Group – European Aeronautics Defense and Space Company); President, MEADS International, Inc., in Orlando/Florida (tri-national management company for the Medium Extended Air Defense System, under contract from NAMEADSMA, the NATO agency in Huntsville, AL, managing this tri-national system under joint development in the U.S., Germany, and Italy); President, Magnetic Transit of America, Inc., in Los Angeles, CA (engineering and marketing company for a Mag-Lev Transportation system for inner urban use; a subsidiary of AEG/Daimler-Benz); General Manager of IBCOL Technical Services GmbH, in Munich, Germany (internationally operating marketing and sales company mainly in the fields of aircraft, aircraft parts, transportation systems, security and surveillance systems, medical systems); and, Program Manager for a mobile air defense system at Euromissile, Paris, France and at MBB, Munich, Germany.

Gary A. Bedini is the brother of John C. Bedini.  There are no other family relationships between any of the officers and directors.

ITEM 8.01

OTHER EVENTS

Successor Issuer.

Based on the change of ownership in the Registrant, the Corporation's mailing address and business address have been changed from 3415 Ocatillo Mesa Way, North Las Vegas, NV  89031 to 2619 Seltice Way, Coeur D’Alene, ID  83814, Phone Number:  (208)-667-8300, effective December 28, 2004.

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, the Energenx is the successor issuer to Edward II for reporting purposes under the Securities Exchange Act of 1934.  Energenx has filed an annual report on Form 10-KSB as required under Rule 12g-3(g).

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial statements of business acquired.

The financial statements of Energenx, Inc. required by Rule 3-05(b) of Regulation S-X are attached hereto as Exhibit 99.

(a)

Pro forma financial information.

It is not practical to file the pro forma financial information of Energenx at this time.  The Registrant will amend this Current Report on Form 8K to include the pro forma financial statements.

(c)

Exhibits.

The following exhibits are filed as part of this Amendment No. 1 to the Current Report on Form 8-K:

2.1

Acquisition Agreement and Plan of Merger between Energenx Inc. and Edward II, Inc. dated December 27, 2004 (Incorporated by reference to the corresponding exhibit to the Form 8-K previously filed by Energenx on December 30, 2004 (File No. 000-50739)) (the “December 30 Form 8-K”)

2.2

Articles of Merger (Nevada) dated December 28, 2004 (Incorporated by reference to exhibit 2.1 to the December 30 Form 8-K)

3.1

Restated Articles of Incorporation of Energenx, Inc. dated December 29, 2004 (Incorporated by reference to the corresponding exhibit to the Form 10-KSB filed by Energenx on [DATE] (File No. 000-50739)) (the “Energenx 2004 Form 10-KSB”)

a.1

By-Laws of Energenx, Inc.  (Incorporated by reference to the corresponding exhibit to the Energenx 2004 Form 10-KSB)

99

Pro forma financial Statements of Energenx, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to the Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGENX, INC.

(formerly Edward II, Inc.)

By:

/s/ Gary A. Bedini

Gary A. Bedini

President & Chief Executive Officer

Date:  April 13, 2005